                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 2003

                             PARKER DRILLING COMPANY
             (Exact name of registrant as specified in its charter)



         DELAWARE                   1-7573                 73-0618660
(State or other jurisdiction      (Commission           (I.R.S. Employer
     of incorporation)            File Number)         Identification No.)



                         1401 Enclave Parkway, Suite 600
                              Houston, Texas 77077
          (Address of principal executive offices, including zip code)


                                 (281) 406-2000
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On September 24, 2003, Parker Drilling Company issued two press releases, copies of which are included herewith as Exhibits 99.1 and 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following material is furnished pursuant to Item 5 as an exhibit to this Current Report on Form 8-K.

         (c)      Exhibits.

99.1     Press Release of Parker Drilling Company issued September 24, 2003

99.2     Press Release of Parker Drilling Company issued September 24, 2003

                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PARKER DRILLING COMPANY


Dated:  September 26, 2003         By:      /s/ ROBERT L. PARKER JR.
                                      -------------------------------------
                                      Robert L. Parker Jr.
                                      President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number                    Description
-------                   -----------

99.1     Press Release of Parker Drilling Company issued September 24, 2003

99.2     Press Release of Parker Drilling Company issued September 24, 2003